Exhibit 10.1

CONSENT AND WAIVER AGREEMENT AND
AMENDMENT NO. 7
TO LOAN AND SECURITY AGREEMENT

CONSENT AND WAIVER AGREEMENT AND AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT, dated as of September 22, 2005 (this “Agreement”), by and among MATRIA WOMEN’S AND CHILDREN’S HEALTH, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Parent”) and by conversion from Matria Women’s and Children’s Health, Inc. (“Immediate Predecessor”) successor by merger to Matria Healthcare, Inc., a Delaware corporation (together with the Immediate Predecessor, “Former Parent”), DIABETES ACQUISITION, INC., a Georgia corporation (together with its permitted successors and assigns, “DAI”), GAINOR MEDICAL ACQUISITION COMPANY, a Georgia corporation (together with its permitted successors and assigns, “Gainor”), DIABETES MANAGEMENT SOLUTIONS, INC., a Delaware corporation (together with its permitted successors and assigns, “DMS”), DIABETES SELF CARE, INC., a Virginia corporation (together with its permitted successors and assigns, “DSC”), MATRIA LABORATORIES, INC., a Delaware corporation (together with its permitted successors and assigns, “MLI”), FACET TECHNOLOGIES, LLC, a Georgia limited liability company (together with its permitted successors and assigns, “Facet”), MATRIA OF NEW YORK, INC., a New York corporation (together with its permitted successors and assigns, “MNY”), MATRIA HEALTHCARE OF ILLINOIS, INC., a Georgia corporation (together with its permitted successors and assigns, “MII”), QUALITY ONCOLOGY, INC., a Delaware corporation (together with its permitted successors and assigns, “QO”) (Parent, DAI, Gainor, DMS, DSC, MLI, Facet, MNY, MII and QO, each individually a “Borrower” and jointly and severally, the “Borrowers”), Parent, in its capacity as authorized representative of the Borrowers (“Authorized Representative”), and HFG HEALTHCO-4, LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”).

W I T N E S S E T H

WHEREAS, the Borrowers, Former Parent, in its capacity as the authorized representative of the Borrowers, and the Lender are parties to that certain Loan and Security Agreement, dated as of October 22, 2002 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”);

WHEREAS, Former Parent, Matria Healthcare, Inc., a Delaware corporation formerly known as Matria Holding Company, Inc. (together with its permitted successors and assigns, “Holdco”), and Matria MergerSub, Inc., a Delaware corporation (“MergerSub”), are party to that certain Agreement of Merger and Plan of Reorganization dated as of December 31, 2004 (the “Merger Agreement”), pursuant to which Former Parent created a new holding company structure by (a) merging MergerSub with and into Former Parent and (b) converting the outstanding capital stock of Former Parent into a like number of shares of capital stock of Holdco, with the result being that Former Parent became a wholly-owned subsidiary of Holdco, all on the terms of and subject to the conditions of the Merger Agreement;

WHEREAS, pursuant to the terms of the Merger Agreement, Former Parent changed its name to “Matria Women’s and Children’s Health, Inc.” and subsequently converted from a Delaware corporation to a Delaware limited liability company, “Matria Women’s and Children’s Health, LLC” (the “Conversion”);

WHEREAS, pursuant to the terms of the Merger Agreement, Matria Health Enhancement Company, a Delaware corporation, formerly known as Clinical-Management Systems, Inc. (together with its successors and assigns, “MHE”) changed its name from “Clinical-Management Systems, Inc.” to “Matria Health Enhancement Co.” and subsequently changed its domicile from Georgia to Delaware under the name “Matria Health Enhancement Company” (the “HED Name Change”);

WHEREAS, pursuant to the terms of the Merger Agreement, Parent shall (i) contribute to Holdco all of the issued and outstanding stock or membership interests, as applicable, of its direct, wholly-owned subsidiaries DAI, MHE, Matria Insurance, Ltd., a Vermont corporation, Shared Care, Inc., a Georgia corporation, and Facet, (ii) cause DAI to contribute to Facet the outstanding capital stock of Facet Technologies Limited, a corporation organized under the laws of the United Kingdom, (iii) contribute to MHE all of the outstanding capital stock of QO, and (iv) contribute to Holdco its 35% stock ownership interest in Matria Holding GmbH, a company organized under the laws of Germany (the “Inter-Company Transfers”);

WHEREAS, pursuant to the terms of the Merger Agreement, Parent shall transfer and assign to MHE all of the disease management contracts to which Parent is a party (the “Assignment and Assumption”);

WHEREAS, pursuant to the terms of the Merger Agreement, Parent shall cause Q Liquidation Corp., a Delaware corporation and MarketRing.com, Inc., a Georgia corporation to merge with and into Shared Care, Inc., in accordance with Section 252 of the DGCL and Section 14-2-1104 of the Georgia Business Corporation Code, as applicable;

WHEREAS, pursuant to the terms of the Merger Agreement, Holdco shall cause DMS to transfer all of the assets exclusively used in the operations of its Options Unlimited division to Matria Case Management, Inc., a New York corporation and direct, wholly-owned subsidiary of MHE;

WHEREAS, the consummation of the transactions contemplated hereby would be in violation of the Loan and Security Agreement, and Lender has agreed to consent to the consummation of such transactions and waive certain Defaults and Events of Default solely to the extent set forth herein; and

WHEREAS, the parties to the Agreement have agreed to amend the Loan and Security Agreement as described herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Borrowers, the Authorized Representative and the Lender hereby agree as follows:

1.  Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

2.  Consents. As of the Agreement Effective Date (as hereinafter defined), the Lender hereby consents, pursuant to Section 6.01 of the Loan and Security Agreement and notwithstanding anything set forth to the contrary in clauses (b) (solely with respect to the final sentence thereof, to the extent that such clause (b) requires Parent to provide the Lender with 30 days’ prior Written Notice of Parent changing its name from “Matria Women’s and Children’s Health, Inc.” to “Matria Women’s and Children’s Health, LLC”), (g), (r), (w) and (z) of Exhibit IV and clauses (m), (v) and (y) of Exhibit V to the Loan and Security Agreement, to Parent, Holdco and the Borrowers party to the Inter-Company Transfers consummating the transactions contemplated by the Merger Agreement, the Assumption and Assignment, the Conversion, the HED Name Change and the Inter-Company Transfers (collectively, the “Subject Transactions”).

3.  Waiver Upon the Agreement Effective Date, the Lender hereby agrees to waive any Default or Event of Default arising pursuant to a breach of the covenant set forth in the final sentence of clause (b) of Exhibit IV of the Loan and Security Agreement, solely to the extent that such breach arises with respect to Parent failing to provide the Lender with 30 days’ prior Written Notice of Parent changing its name from “Matria Women’s and Children’s Health, Inc.” to “Matria Women’s and Children’s Health, LLC”.

4.  Amendments to Loan and Security Agreement. Notwithstanding the delivery of any Written Notice by any Borrower or the Authorized Representative to the effect that the Borrowers do not intend to extend the term of the Loan and Security Agreement beyond the Scheduled Maturity Date in effect immediately prior to the effectiveness of this Agreement, the parties hereto agree to amend the Loan and Security Agreement as follows:

a.  Section 6.06(a) of the Agreement is amended by deleting the date “October 21, 2005” therein and substituting in lieu thereof the date “October 21, 2006”.

b.  Section 6.06(c) of the Agreement is amended in its entirety to read as follows:

(c) The Borrowers may terminate this Agreement at any time prior to the Maturity Date by providing one days’ prior Written Notice to the Lender, subject to payment in full of all Lender Debt, if any, including all applicable fees, charges, premiums and costs, all as provided hereunder, and in the event of such occurrence, the Revolving Commitment shall be deemed to be terminated.

c.  The definition of “Scheduled Maturity Date” in Exhibit I to the Loan and Security Agreement is amended in its entirety to read as follows:

“Scheduled Maturity Date” means October 21, 2006, as such date may be extended thereafter in accordance with Section 6.06(a).

d.  The definition of “Early Termination Fee” in Exhibit I to the Loan and Security Agreement is amended in its entirety to read as follows:

“Early Termination Fee” shall mean an amount equal to the decrease in or termination of the Revolving Commitment multiplied by the applicable percentage below:

Period	Percentage
From October 22, 2003 until October 21, 2005	0.75%
from October 22, 2005 until the date immediately prior to the Scheduled Maturity Date	0.00%

5.  Post-Closing Obligations As a condition to the Lender granting the foregoing consents and waiver, the Borrowers and the Authorized Representative hereby agree that, prior to the advance of any Revolving Advance on or after the date hereof, in addition to satisfying the conditions set forth in the Loan and Security Agreement, the Borrowers and the Authorized Representative shall have delivered to the Lender an executed amendment to the Loan and Security Agreement effecting such modifications to the Loan and Security Agreement relating to the Subject Transactions as the Lender shall require, and shall have executed and delivered such other agreements, opinions, lien searches, financing statements, account control agreements, instruments, documents and information as the Lender may request, in form and substance satisfactory to the Lender.

6.  Confirmation and Reaffirmation of Obligations. Without affecting in any way any provisions of the Documents pursuant to which the obligations of the Borrowers thereunder are agreed to be absolute and unconditional irrespective of any amendment thereof:

a.  Parent hereby confirms and agrees that, notwithstanding (i) the consummation of the transactions contemplated by the Merger Agreement, including the Conversion, and (ii) the effectiveness of this Agreement, each of the Documents which Parent or Former Parent has heretofore executed and delivered, and the obligations of Parent thereunder, are, and shall continue to be, in full force and effect and shall apply to the Documents as amended hereby, and each of such Documents is hereby ratified and confirmed and such obligations are ratified and confirmed as obligations of Parent.

b.  Without limiting the foregoing, Parent agrees that the security interests and rights of set-off granted by Parent and Former Parent pursuant to the Documents, including, without limitation, the Loan and Security Agreement and the Pledge Agreement -- Parent, are hereby ratified and reaffirmed by Parent in all respects and shall remain in full force and effect as continuing security interests and rights of set-off.

c.  Each of the other Borrowers hereby confirms and agrees that:

i. notwithstanding (x) the consummation of the Subject Transactions and (y) the effectiveness of this Agreement, each of the Documents and the obligations of such Borrowers thereunder, are, and shall continue to be, in full force and effect and shall apply to the Documents as amended hereby, and each of such Documents is hereby ratified and confirmed by such Borrower and such obligations are ratified and confirmed as obligations of such Borrower;

ii. the security interests and rights of set-off granted by such Borrower pursuant to the Documents are hereby ratified and reaffirmed by such Borrower in all respects and shall remain in full force and effect as continuing security interests and rights of set-off; and

iii. without limiting the foregoing, the indemnification obligations of the Borrowers described in Section 1.08, 1.09 and 6.06 of the Loan and Security Agreement are hereby ratified and confirmed by such Borrower and such obligations are ratified and confirmed as obligations of such Borrower.

7.  Remedies. This Agreement shall constitute a Document. The breach by any Borrower of any representation, warranty, covenant or agreement in this Agreement shall constitute an immediate Event of Default hereunder and under the other Documents.

8.  Representations and Warranties. To induce the Lender to enter into this Agreement, each Borrower, jointly and severally and giving effect to this Agreement, makes the following representations and warranties to the Lender:

a.  The execution, delivery and performance by it of this Agreement and the performance of the Loan and Security Agreement, as amended hereby, the Documents and the other documents to be delivered by it hereunder and thereunder and the actions contemplated hereby and thereby, including, in the case of the parties thereto, the Merger Agreement, the Assumption and Assignment, the Transfer Agreements and each other document or instrument executed and delivered in connection therewith (i) are within its corporate or company powers, (ii) have been duly authorized by all necessary corporate or company action, (iii) do not contravene (1) its charter or its bylaws, or its operating agreement, as applicable, (2) any law, rule or regulation applicable to it, (3) the Indenture or any contractual restriction binding on or affecting it or its Property, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its Property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its Properties, other than in favor of the Lender pursuant to this Agreement, the Loan and Security Agreement, as amended hereby, or the Documents. This Agreement has been duly executed and delivered by it.

b.  This Agreement, the Loan and Security Agreement, as amended hereby, and the Documents constitute the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).

c.  Except as expressly waived by Lender herein, no event has occurred and is continuing, or would result from the execution of this Agreement, that constitutes a Default or Event of Default.

d.  After giving effect to this Agreement, the representations and warranties of each Borrower contained in the Loan and Security Agreement and each other Document are true and correct on and as of the Agreement Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

9.  No Other Waivers or Consents. Except as expressly provided herein, the Loan and Security Agreement and the other Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Agreement shall not be deemed a (i) waiver of any term or condition of any Document or (ii) consent to any deviation from the terms of the Loan and Security Agreement or any of the other Documents on the part of any Borrower, and shall not be deemed to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan and Security Agreement or any other Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

10.  Effectiveness. This Agreement shall become effective as of the date first set forth above (the “Agreement Effective Date”) only upon satisfaction in full in the judgment of the Lender of each of the following conditions:

a.  The Lender shall have received copies by facsimile of duly executed signature pages of this Agreement from each Borrower, the Authorized Representative and the Lender.

b.  The Lender shall have received all UCC-3 amendment statements as it shall deem necessary or reasonably desirable in order to correctly identify each of the Borrowers and correctly identify the collateral granted by each such Borrower, to be filed on or immediately prior to the Agreement Effective Date under the UCC.

c.  The representations and warranties of or on behalf of the Borrowers in this Agreement shall be true and correct on and as of the Agreement Effective Date.

d.  The Borrowers shall have (i) paid to Kaye Scholer LLP all outstanding legal fees and expenses related to its representation of the Lender in connection with this Agreement and/or the Loan and Security Agreement and (ii) paid and reimbursed the Lender for all other reasonable costs and out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and all other documents and instruments delivered in connection herewith.

11.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

12.  WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AGREEMENT OR THE LOAN AND SECURITY AGREEMENT, AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISINGOUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN AND SECURITY AGREEMENT. IN ANY SUCH LITIGATION, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SET FORTH ON SCHEDULE I TO THE LOAN AND SECURITY AGREEMENT, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME. THE PARTIES HERETO SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS WITHIN THE TIME PRESCRIBED BY LAW, FAILING WHICH THE PARTY FAILING TO SO APPEAR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY THE OTHER PARTY FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

13.  Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HFG HEALTHCO-4 LLC By: Name: Title:	MATRIA LABORATORIES, INC. By: Name: Title:
MATRIA WOMEN’S AND CHILDREN’S HEALTH, LLC By: Name: Title:	FACET TECHNOLOGIES, LLC By: Name: Title:
DIABETES ACQUISITION, INC. By: Name: Title:	MATRIA OF NEW YORK, INC. By: Name: Title:
GAINOR MEDICAL ACQUISITION COMPANY By: Name: Title:	MATRIA HEALTHCARE OF ILLINOIS, INC. By: Name: Title:
DIABETES MANAGEMENT SOLUTIONS, INC. By: Name: Title:	QUALITY ONCOLOGY, INC. By: Name: Title:
DIABETES SELF CARE, INC. By: Name: Title: